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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported)  June 30, 1995



                          Federal Realty Investment Trust
        ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          District of Columbia               1-7533            52-0782497
---------------------------------------    -----------      ------------------
    (State or other jurisdiction           (Commission         (IRS Employer
         of incorporation)                 File Number)     Identification No.)



     4800 Hampden Lane, Suite 500, Bethesda, Maryland      20814
     ------------------------------------------------  -----------
        (Address of principal executive officers)       (Zip Code)



       Registrant's telephone number including area code:   301/652-3360



Exhibit Index appears on Page 3.
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Item 5.    Other Events


     Federal Realty Investment Trust hereby files as exhibit 99 the following supplemental data pertaining to its portfolio of properties at June 30, 1995.



Item 7.    Financial Statements and Exhibits


    (c)    Exhibits.


           99  Supplemental portfolio information at June 30, 1995



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            FEDERAL REALTY INVESMENT TRUST



Date:  August 16, 1995                       \s\ Cecily A. Ward
                                             -----------------------------
                                             Cecily A. Ward
                                             Vice President, Controller



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                                 EXHIBIT INDEX



Exh No.  Exhibit                                                    Page No.
-------  -------                                                    --------


  99     Supplemental portfolio information at June 30, 1995           4



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